UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2024
_____________________
ACELYRIN, INC.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road	91301
Agoura Hills, California
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2024, Gil M. Labrucherie, the Chief Financial Officer and Chief Business Officer of ACELYRIN, INC. (the “Company”), notified the Company of his intention to resign from the Company, effective January 2, 2025, to pursue an external opportunity.

In connection therewith, the Company has entered into a Transition and Consulting Agreement with Mr. Labrucherie (the “Transition Agreement”), pursuant to which Mr. Labrucherie will provide consulting services to the Company from January 3, 2025 through March 31, 2025 at an hourly rate of $500. The Transition Agreement provides for the continued vesting of Mr. Labrucherie’s outstanding equity awards through March 31, 2025.

The foregoing description of the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Transition Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference.
Item 8.01 Other Events.

On December 10, 2024, the Company issued a press release announcing the top-line results from the Phase 2b/3 trial of izokibep, an investigational treatment for non-infectious non-anterior uveitis. A copy of the Company’s press release, titled “ACELYRIN, INC. Announces Topline Results From Phase 2b/3 Study of Izokibep for the Treatment of Uveitis” is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Transition and Consulting Agreement between the Company and Gil M. Labrucherie
99.1	ACELYRIN, Inc. Press Release dated December 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: December 10, 2024	By:	/s/ Amar Murugan
Amar Murugan
Chief Legal Officer